UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant [_]

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[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          London Pacific Group Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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SEC 1913 (3-99)

                          LONDON PACIFIC GROUP LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                Channel Islands


                                 April 2, 2001


Dear ADR holder:

     You are cordially invited to attend the Annual General Meeting of Shareholders of London Pacific Group Limited to be held at the Grand Hotel,
Esplanade, St. Helier, Jersey, Channel Islands on Thursday, May 31, 2001, at 9:00 a.m. local time.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

     As an ADR holder you are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on your behalf in accordance with your instructions. Whether or not you plan to attend the meeting, it is important that your interests be represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). In order for your proxy instructions to be valid, they must be received by The Bank of New York on or before May 24, 2001. If you wish, you may then revoke or amend your proxy for any reason provided that such change is received by The Bank of New York on or before that date.

     Thank you for your interest in London Pacific Group Limited.

Sincerely,


Ronald W. Green
Secretary

                                 [COMPANY LOGO]

                          LONDON PACIFIC GROUP LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                Channel Islands

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the ADR holders of London Pacific Group Limited:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of London Pacific Group Limited (the "Company") will be held at the Grand Hotel, Esplanade, St. Helier, Jersey, Channel Islands on Thursday, May 31, 2001, at 9:00 a.m. local time, for the following purposes:

Ordinary  Business

1. To receive the report of the directors and the financial statements for the year ended December 31, 2000, together with the report of the independent auditors thereon.

2. To approve the declaration of a final dividend of 18.0 cents per share gross on the Ordinary Shares (14.4 cents per ADR).

3.   To re-elect a director who is retiring by rotation.

4. To re-appoint PricewaterhouseCoopers as independent auditors of the Company and to authorize the directors to fix their remuneration.

Other Business

5.   To act on any other matters that may properly come before the meeting.

     The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgement.

     Holders of the Company's Ordinary Shares are entitled to twenty-one (21) clear days notice of, and to vote at, the Annual General Meeting and any adjournment thereof. Only ADR holders of record at the close of business on March 26, 2001 are entitled to notice of, to attend and to have their vote counted at the Annual General Meeting and any adjournment thereof. ADR holders are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on behalf of the ADR holders in accordance with their instructions. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). IN ORDER FOR YOUR PROXY INSTRUCTIONS TO BE VALID, THEY MUST BE RECEIVED BY THE BANK OF NEW YORK ON OR BEFORE MAY 24, 2001. A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2000, which contains audited consolidated financial statements and other information which may be of interest to ADR holders, accompanies this Notice and the enclosed Proxy Statement. All ADR holders are cordially invited to attend the meeting.

By Order of the Board of Directors,


Ronald W. Green
Secretary

April 2, 2001

                          LONDON PACIFIC GROUP LIMITED

                                PROXY STATEMENT

                        ABOUT THE ANNUAL GENERAL MEETING

General

     This Proxy Statement and the accompanying proxy card are being mailed to ADR holders of London Pacific Group Limited (the "Company") on or about April 2, 2001, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual General Meeting of Shareholders to be held on May 31, 2001 (the "Meeting"), or at any adjournments thereof. The Meeting will be held at 9:00 a.m. local time, at the Grand Hotel, Esplanade, St. Helier, Jersey, Channel Islands.

     The proxy card accompanying this Proxy Statement, which instructs The Bank of New York as ADR Depositary (the "ADR Depositary"), is solicited by the Board of Directors of the Company. ADRs represented by properly executed proxies received by the ADR Depositary in time for the Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares (representing ADRs) will be voted FOR the election of the nominee named in the proxy statement as director, and FOR the other proposals described therein. Any ADR holder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the ADR Depositary in writing, or by executing and delivering to the ADR Depositary a later dated proxy. However, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxy instructions, amendments or revocations must therefore be received by the ADR Depositary on or before May 24, 2001.

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be borne by the Company. In addition to soliciting by mail, directors, officers and employees of the Company, without receiving any additional compensation, may solicit proxies personally, by telephone or facsimile.

     Also enclosed herewith is a copy of the Annual Report to Shareholders of the Company for the year ended December 31, 2000.

Voting at the Annual General Meeting

     Holders of ADRs should complete and return the enclosed proxy card in accordance with the terms provided thereon not later than the close of business on May 24, 2001. The close of business on March 26, 2001 has been fixed as the record date for the determination of the holders entitled to give instructions of voting rights at the Meeting and any adjournment thereof. Under the depositary agreement between the Company and the ADR Depositary, the ADR Depositary shall not vote or attempt to exercise the right to vote that attaches to the Ordinary Shares other than in accordance with such instructions.

     Two shareholders present in person or by proxy and entitled to vote shall be a quorum for all purposes. If a quorum is present, directors are elected and all other matters are decided upon by a show of hands, unless before or upon the declaration of the results, a poll is demanded by the Chairman of the Meeting or by at least three shareholders or by one or more shareholders representing not less than one-tenth of the total voting rights of shareholders. If a poll is taken, every shareholder who is present in person by representative or proxy shall have one vote for every share of which he or she is the holder. Cumulative voting in the election of directors is not permitted.

     Proposals 1 to 4 which are described below are ordinary resolutions. Any other resolutions presented at the Meeting would be special resolutions. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The approval of a special resolution requires an affirmative vote of at least two-thirds of the votes cast at the Meeting. Accordingly, abstentions and broker non-votes will have no effect on any resolution voted on at the Meeting.

     As of March 5, 2001, there were 64,433,313 Ordinary Shares outstanding. Also as of that date, there were 18,467,747 ADRs outstanding, representing 18,467,747 of those Ordinary Shares or 28.7% of the Company's total outstanding shares. Each Ordinary Share carries one vote in a poll. Each ADR carries one vote indirectly through the Ordinary Share held by the ADR Depositary on the ADR holder's behalf.

     For the purposes of the remainder of this document, the term "vote" shall refer to either a vote by a holder of Ordinary Shares or instructions to the ADR Depositary by a holder of ADRs.

         PROPOSAL 1 - REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS

     To receive the report of the directors and financial statements for the year ended December 31, 2000, together with the report of the independent auditors thereon.

     The Company's Articles of Association provide that each year the above shall be presented before a General Meeting of Shareholders. The Board of Directors recommends a vote FOR the acceptance of the report of the directors and financial statements for the year ended December 31, 2000, together with the report of the independent auditors thereon.

                  PROPOSAL 2 - DECLARATION OF A FINAL DIVIDEND

     To approve the declaration of a final dividend of 18.0 cents per share gross on the Ordinary Shares (14.4 cents per ADR).

     The Board of Directors recommends a vote FOR the declaration of a final dividend of 18.0 cents per share gross on the Ordinary Shares (14.4 cents per ADR).

                       PROPOSAL 3 - ELECTION OF DIRECTOR

     The Company's Articles of Association provide that at each Annual General Meeting, one-third (or the number nearest to but not exceeding one-third) of the directors other than Arthur I. Trueger, who, as he is also the managing director of the Company, does not retire by rotation nor is counted in calculating the number of directors to retire by rotation, shall retire from office by rotation. Under the Company's Articles of Association, there shall be no less than three directors. The directors (other than Mr. Trueger) are elected to hold office until they are subject to retirement by rotation. Victor A. Hebert, the nominated director for 2001, has informed the Company that he is willing to serve as a director. No person other than a director retiring at the meeting shall, unless recommended by the Board of Directors, be eligible for election to the office of director at any Annual General Meeting unless not less than seven, nor more than twenty-eight (28) days, before the date appointed for the meeting, a notice in writing signed by a shareholder, and a notice in writing signed by that person of his willingness to be elected, has been left at the registered office of the Company in Jersey. The Board of Directors may appoint any person to be a director, either to fill a casual vacancy or as an additional director. Any director so appointed shall hold office only until the next Annual General Meeting and shall then be eligible for re-appointment, but shall not be taken into account in determining the directors who are to retire by rotation at such meeting.

     The following director, already being a member of the Board of Directors and eligible for re-election, retires by rotation and is nominated for re-election at this Annual General Meeting. The Board of Directors recommends a vote FOR the re-election of this nominee as a director.

Victor A. Hebert              Mr.  Hebert,  age  63,  has  been a  non-executive
                              director since the Company's incorporation in January 1985 and Deputy Chairman since February
                              1996.  He has been a senior member of the law firm
                              Heller,  Ehrman,  White  &  McAuliffe  LLP  in San
                              Francisco, California since 1969, having joined the firm in 1962. He also serves as a director and Secretary to California & Washington Co., and as
                              Secretary to Datron Systems, Incorporated, Nextest
                              Systems Corporation and Paymap Inc. Mr. Hebert is a member of the Compensation Committee.

     Subject to re-election, Mr. Hebert will be required to retire by rotation again at the Annual General Meeting in 2006, provided that no additional directors are appointed, or existing directors resign, before that time.

                PROPOSAL 4 - APPOINTMENT OF INDEPENDENT AUDITORS

     To re-appoint PricewaterhouseCoopers as independent auditors of the Company for the year ended December 31, 2001 and to authorize the directors to fix their remuneration.

     The Company expects that representatives of PricewaterhouseCoopers will be present at the Annual General Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions. PricewaterhouseCoopers or its predecessors have examined the financial statements of the Company each year since 1985.

     The Board of Directors recommends a vote FOR the proposal to re-appoint PricewaterhouseCoopers as independent auditors of the Company.



                       BOARD OF DIRECTORS AND COMMITTEES

     Biographical information about each director continuing in office is provided below:

Arthur I. Trueger             Mr.  Trueger,  age 52, is the Executive  Chairman,
                              founder of London Pacific Group Limited and a principal shareholder. He has worked for the Company for more than 24 years and holds A.B., M.A. and J.D. degrees from the University of California.

Director continuing in office for a term expiring in 2002:

Harold E. Hughes, Jr.         Mr.  Hughes,  age  55, has  been  a  non-executive
                              director   since  January   1987.   Prior  to  his
                              retirement,  he was Chairman of Pandesic  Company,
                              an eCommerce  software  supplier  owned jointly by
                              Intel  Corporation and SAP, from 1997 to 2000. For
                              23 years  he was  employed  by Intel  Corporation,
                              during which time he held a number of positions in
                              financial and operational  management.  Mr. Hughes
                              is  a  member   of  the   Audit   and   Litigation
                              Committees.

Directors continuing in office for terms expiring between 2003 - 2005:

John Clennett                 Mr.  Clennett,  age 77,  has been a  non-executive
                              director  since  the  Company's  incorporation  in
                              January  1985.  He  is  a  director  of  Ashburton
                              Replica  Portfolio  Limited  and was a director of
                              Ansbacher  (Jersey)  Limited  until 2000.  He is a
                              member of the  Institute of Chartered  Accountants
                              in  England   and  Wales  and  of  the   Chartered
                              Institute of Management Accountants. Prior to his retirement in 1983, he was Treasurer of the States of Jersey. Mr. Clennett is a member of the Audit
                              Committee.

The Viscount Trenchard        Lord   Trenchard,   age   50,   has  been  a  non-
                              executive director since August 1999. He was a director of Robert Fleming and Co. Limited from 1996 to 2000, where he was also head of Japanese
                              Investment Banking. Previously, he was a director of Kleinwort Benson Limited from 1980 to 1996, where he managed the Tokyo office for many years.
                              He is joint Chairman of the Japan Society and a Trustee of The Royal Air Force Benevolent Fund.

Gary L. Wilcox                Dr.  Wilcox,  age  54,  has  been a  non-executive
                              director  since  the  Company's  incorporation  in
                              January 1985. He has been executive Vice President
                              of  Operations at ICOS  Corporation,  a Washington
                              based   biotechnology    company,    since   1993.
                              Previously, he was Professor of Microbiology at the University of California, Los Angeles, from
                              1974 to 1988. Dr. Wilcox is a member of the Audit, Compensation and Litigation Committees.

     One of the above directors is required to retire in each of the years 2003, 2004 and 2005. These retirement dates also assume that no additional directors are appointed, or existing directors resign, during the period.

Meetings of the Board

     The Board of Directors held four meetings during 2000. The Board has established three committees: Audit, Compensation and Litigation. With the exception of the Litigation Committee, each of the Committees also met during 2000. Director attendance at these meetings averaged 81% during 2000. Each director attended 75% or more of the total number of Board and committee meetings on which he served, except the Marquess of Tavistock who retired on December 31, 2000 and is not being replaced at this time.

Committees of the Board

Audit Committee

Members:                      Gary L. Wilcox (Chairman)
                              John Clennett
                              Harold E. Hughes, Jr.

Number of Meetings in 2000:   One

     The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A. The Audit Committee has responsibility for the selection of the independent auditors, and for reviewing the adequacy of the financial reporting process, the audit process and the internal financial controls. The Audit Committee also reviews the audited financial statements and recommends that they be included in the Company's Annual Report on Form 10-K. The Committee is comprised of three independent directors in accordance with New York Stock Exchange rules.

Compensation Committee

Members:                      Victor A. Hebert
                              Gary L. Wilcox
                              Marquess of Tavistock (retired as of
                                                     December 31, 2000)

Number of Meetings in 2000:   Four

     The Compensation Committee approves all elements of compensation for the Executive Chairman, including bonuses, other than option grants as described below. The Committee recommends all grants of share options for the Executive Chairman, executive officers and other employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust.

Litigation Committee

Members:                      Harold E. Hughes, Jr.
                              Gary L. Wilcox

Number of Meetings in 2000:   None

     The Litigation Committee was established in 1995 for the purpose of dealing generally with all aspects of litigation arising from time to time that may affect the Group.


                            DIRECTORS' COMPENSATION

Annual Compensation

     Each director receives an annual fee of $7,500 and the Deputy Chairman receives an additional annual fee of $10,000. Directors on the Audit and Compensation Committees receive an annual fee of $7,500 and directors on the Litigation Committee receive an annual fee of $10,000. John Clennett receives an annual fee of $12,500 for administrative duties performed for the Company in Jersey.

Share Option Plan

     Under The London Pacific Group 1990 Employee Share Option Trust, a director may be granted options to purchase the Company's Ordinary Shares at an option exercise price equal to the market value of the Ordinary Shares as of the date of the grant. Options expire seven or ten years from the date of grant. Under this plan, each non-executive director, other than Marquess of Tavistock, was granted 20,000 options on September 5, 2000 to purchase the Company's Ordinary Shares at an exercise price of $21.00 per share. These options were fully vested at the date of grant. No other options were granted to directors during 2000.

     The Executive Chairman makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust in relation to such grants.

            INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                 SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of Ordinary Shares as of March 5, 2001 for each person who is known by the Company to own beneficially more than 5% of the Ordinary Shares (including Ordinary Shares underlying ADRs), for directors and executive officers named in the Summary Compensation Table on page 7 of this Proxy Statement, and for all directors and executive officers as a group.

                                                Amount and Nature of Ownership (1)
                           ---------------------------------------------------------------------------------
                             Number of        Options Exercisable      Total Shares        Percent of
                             Ordinary            Within 60 Days        Beneficially        Outstanding
        Name               Shares Owned       of March 5, 2001 (2)        Owned          Ordinary Shares
------------------------------------------------------------------------------------------------------------
Arthur I. Trueger          19,260,693              4,000,000            23,260,693           36.1%
650 California Street
Suite 2800, San Francisco
California 94108
------------------------------------------------------------------------------------------------------------
The London Pacific Group
1990 Employee Share
Option Trust (2) (3)       12,350,681                      -            12,350,681           19.2%
Whiteley Chambers
Don Street, St. Helier
Jersey, JE4 9WG
Channel Islands
------------------------------------------------------------------------------------------------------------
Victor A. Hebert (4)           45,000                 40,000                85,000               *
------------------------------------------------------------------------------------------------------------
John Clennett                   5,450                 20,000                25,450               *
------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.               -                 60,000                60,000               *
------------------------------------------------------------------------------------------------------------
The Viscount Trenchard              -                 40,000                40,000               *
------------------------------------------------------------------------------------------------------------
Gary L. Wilcox (5)             29,020                 40,000                69,020               *
------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                  400              1,663,000             1,663,400            2.6%
------------------------------------------------------------------------------------------------------------
All directors and
  executive officers
  as a group (4)(5)        19,340,563              5,863,000            25,203,563           39.1%
------------------------------------------------------------------------------------------------------------

* Amounts represent less than one percent.

(1) Except as described in footnotes (4) and (5) below, each director and executive officer has sole voting and investment power with respect to their shares.

(2) The shares underlying the 5,863,000 options exercisable are also included in the 12,350,681 shares held by The London Pacific Group 1990 Employee Share Option Trust.

(3) The Trustees of The London Pacific Group 1990 Employee Share Option Trust are entitled to notice of, and to vote at the Meeting, with each share entitling them to one vote. The Trust has waived its entitlement to dividends on any shares held. Victor A. Hebert, Deputy Chairman and a non-executive director, is one of the four trustees of the Trust.

(4) Share amounts include 40,000 shares held in a pension and profit sharing trust for the benefit of Mr. Hebert over which he has shared voting and investment power. Except for options covering 40,000 shares, share amounts do not include any shares owned by The London Pacific Group 1990 Employee Share Option Trust, of which Mr. Hebert is one of the four trustees, and as to which shares Mr. Hebert disclaims any beneficial interest.

(5) Share amounts include certain shares over which Mr. Wilcox has shared voting and investment power. Mr. Wilcox beneficially owns 20,000 Ordinary Shares, 4,000 ADRs and 40,000 share options. He also owns 2,520 ADRs for the benefit of Mr. John Wilcox and 2,500 ADRs as custodian for a minor.

                             EXECUTIVE COMPENSATION

     The executive officers of the Company receive annual base salaries and are also eligible for an annual bonus. Mr. Trueger and Mr. Whitehead currently receive base salaries of $1,000,000 and GBP500,000 (approximately $735,000), respectively. The amount of any annual bonus award to the Executive Chairman is determined by the Compensation Committee of the Board of Directors based on the performance of the Company and its subsidiaries (the "Group"). The amount of any annual bonus award to the Chief Financial Officer is determined by the Executive Chairman.

     The following table sets forth the cash and non-cash compensation paid to the Executive Chairman and the Chief Financial Officer of the Company for the last three fiscal years. The Company has no executive officers other than Mr. Trueger and Mr. Whitehead.

                           Summary Compensation Table


                                                                               Long-Term
                                         Annual Compensation                  Compensation
                        --------------------------------------------------    ------------
                                                                               Securities
                                                            Other Annual       Underlying    All Other
  Name and Principal             Salary         Bonus      Compensation(1)       Options   Compensation(2)
       Position         Year        $             $               $                 #           $
--------------------------------------------------------------------------    ------------ -------------
Arthur I. Trueger       2000    1,000,000      2,250,000       22,255                 0             0
Executive Chairman      1999    1,000,000     20,000,000 (3)   23,285         1,000,000             0
                        1998      991,667              0       21,815                 0             0
--------------------------------------------------------------------------------------------------------
Ian K. Whitehead        2000      615,121        298,000      186,807                 0        67,460
Chief Financial         1999      545,833        200,000       25,000                 0        64,868
  Officer               1998      495,833        150,000       25,962           684,000         1,200
--------------------------------------------------------------------------------------------------------

(1) Amounts include directors fees, life insurance, vacation payouts and relocation costs.

(2) Amounts represent realized appreciation in the Group's deferred compensation plan and pension plan contributions.

(3) Approximately 73% of this bonus was paid by a distribution, at market value, of certain listed equity securities owned by the Group.


Employment Agreement with the Chief Financial Officer

     Mr. Whitehead joined the Company in September 1990 as Chief Financial Officer. His employment is terminable either by the Company on twelve (12) months written notice or by Mr. Whitehead on six months written notice.

     The base salary of the Chief Financial Officer is reviewed annually by the Executive Chairman who takes into account the performance of the Group and the contribution made by the Chief Financial Officer to the Group during the previous twelve months. Bonus awards are also determined by the Executive Chairman.

     The number of share options held by the Chief Financial Officer is reviewed annually by the Executive Chairman. Additional share option grants to the Chief Financial Officer are recommended by the Executive Chairman, at his discretion, to the Compensation Committee, which makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust.

Pension Plan

     The Group has a defined contribution plan for the Chief Financial Officer. This plan was established in 2000, with $17,340 contributed during the year ended December 31, 2000.

Share Option Grants and Exercises

     Share options may be granted to the Executive Chairman under The London Pacific Group 1990 Employee Share Option Trust. The Compensation Committee of the Board of Directors considers the responsibilities and performance of the Executive Chairman and the performance of the Group when determining the number of options to be recommended to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. The Trust may grant share options to other officers and employees, following recommendations from the Executive Chairman to the Compensation Committee, which, if concurring, makes recommendations to the trustees of the Trust. The objectives of this plan include retaining the best personnel and providing for additional performance incentives.

     Grants to the Executive Chairman are fully vested on the date of grant and expire seven or ten years from the date of the grant.

     Grants to the Chief Financial Officer and other employees are generally exercisable in four equal installments beginning one year from the date of the grant, subject to employment continuation, and expire seven or ten years from the date of the grant.

     There were no share option grants made in 2000 to the executive officers named in the Summary Compensation Table. During the year ended December 31, 2000, 100,000 share options expired in respect of the Chief Financial Officer. In February 2001, 1,000,000 share options expired in respect of the Executive Chairman and an additional 100,000 share options expired in respect of the Chief Financial Officer. The following table summarizes option exercises during 2000 under The London Pacific Group 1990 Employee Share Option Trust by these named executive officers and the value of share options held by them as of December 31, 2000.

                    Aggregated Option Exercises in 2000 and
                        December 31, 2000 Option Values

                                                                     Number of                  Value of
                                                               Securities Underlying       Unexercised In-the-
                                                               Unexercised Options as       Money Options as
                                                                of December 31, 2000     of December 31, 2000 (2)
                      Shares Acquired                               Exercisable/              Exercisable/
       Name             On Exercise    Value Realized (1)          Unexercisable             Unexercisable
                             #                 $                         #                         $
---------------------------------------------------------------------------------------------------------------
Arthur I. Trueger       2,000,000       15,197,140                   5,000,000/nil             19,114,185/nil
---------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                0                0               1,592,000/342,000        8,173,780/1,655,280
---------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of the Company's Ordinary Shares as shown on the London Stock Exchange on the date of exercise.

(2) Based on the closing price of the Company's Ordinary Shares on December 31, 2000 (GBP5.525 at an exchange rate of 1.49).


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Compensation Committee of the Board of Directors (the "Committee") is comprised of two non-executive directors, Victor A. Hebert and Gary L. Wilcox, and is responsible for approving and reporting to the Board of Directors the compensation of the Executive Chairman of the Company, including base salary and bonus. The Compensation Committee is also responsible for recommending share option grants for the Executive Chairman, the Chief Financial Officer and for certain other employees of the Company or its subsidiaries to the Trustees of The London Pacific Group 1990 Employee Share Option Trust and for reviewing the Company's general compensation strategy.

Compensation Philosophy and Objectives

     It is the philosophy of the Committee and the Company that in order to meet the Company's goal of increasing long-term shareholder value, the Company must develop and maintain a compensation program that attracts, motivates and retains qualified executives and that aligns the financial rewards of the Company's management with those of the Company's shareholders.

     Compensation for the Company's executive officers includes salary and generally an annual bonus award. All executive officers hold share options, but share options are not necessarily granted every year. In establishing the level of compensation for each executive officer, the Committee (in the case of the Executive Chairman) and/or the Executive Chairman (in the case of the Chief Financial Officer) consider many factors, with the primary factor being the Company's operating performance and financial position. Other factors include the executive officer's contribution to the advancement of the Company's operating performance and financial position, strategic accomplishments such as the development of new customers or new services and products, the development of the Company's senior management team and the executive officer's seniority. The Committee takes note of the compensation levels of senior executives of publicly held, diversified financial services companies.

     The Committee believes that the best interests of shareholders and executives will be clearly aligned by providing executives and employees an opportunity to increase their ownership in the Company. The Committee reviews the recommendations of management for the award of share option grants to employees. The Committee recommends and approves all grants of share options for executive officers and other employees to the Trustees of the London Pacific Group 1990 Employee Share Option Trust.

Compensation for the Executive Chairman

     The base salary for the Executive Chairman is reviewed annually. The Executive Chairman is also eligible for an annual bonus award, which may be paid in either cash or shares of listed equity securities held by the Group.

     As set forth under the "Summary Compensation Table" above, the Executive Chairman received total compensation of $3,272,255 in fiscal 2000, including base salary of $1,000,000 and a bonus of $2,250,000. This compensation is based upon the Committee's qualitative analysis of the criteria set forth above in the second paragraph under the heading "Compensation Philosophy and Objectives." In addition, the Committee considered the Executive Chairman's contributions in developing and implementing the strategic focus of the Company and successful investment in high technology ventures.


                             COMPENSATION COMMITTEE
                                Victor A. Hebert
                                 Gary L. Wilcox


            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with PricewaterhouseCoopers, the Company's independent auditors for the year ended December 31, 2000, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committee." The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 and has discussed with PricewaterhouseCoopers its independence.

     Based on the Audit Committee's review and discussions above, the Audit Committee recommends to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.


                                AUDIT COMMITTEE
                           Gary L. Wilcox (Chairman)
                                 John Clennett
                             Harold E. Hughes, Jr.

                               SHARE PERFORMANCE

     The graph presented below compares the yearly change in the Company's cumulative total return on ADRs for the five years ended December 31, 2000, with the cumulative total returns of the S&P 500 Index and the S&P Insurance Index. The comparison assumes $100 was invested on December 31, 1995 in each of the Company ADRs, the stocks included in the S&P 500 Index, and the stocks included in the S&P Insurance Index. It also assumes reinvestment of all dividends.

                Comparison of Five-Year Cumulative Total Return


                                    [graph]


                                  1995        1996        1997        1998        1999        2000
----------------------------------------------------------------------------------------------------
London Pacific Group Limited    $ 100.00    $ 104.50    $  95.61    $ 107.52    $ 324.89    $ 275.89
----------------------------------------------------------------------------------------------------
S&P 500 Index                   $ 100.00    $ 122.94    $ 163.95    $ 210.80    $ 255.16    $ 231.93
----------------------------------------------------------------------------------------------------
S&P Insurance Index             $ 100.00    $ 123.76    $ 180.79    $ 186.78    $ 193.54    $ 268.50
----------------------------------------------------------------------------------------------------


            OTHER INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Related Transactions

     The Company paid legal fees of $418,000 during 2000 to a law firm of which one of its directors, Victor A. Hebert, is a member.

     As of December 31, 1999, Ian K. Whitehead, the Company's Chief Financial Officer, had a housing loan from a Group company amounting to $728,000, which was repaid during 2000. The loan had been provided at an interest rate of 7.25%.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee for 2000 were Victor A. Hebert, Marquess of Tavistock and Gary L. Wilcox, none of whom have ever been an executive officer or employee of the Company.

     Victor A. Hebert is a senior member of the law firm Heller, Ehrman, White & McAuliffe LLP in San Francisco, California. The Company retains this law firm as legal counsel on various matters.

Section 16(a) Beneficial  Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and related regulations require the Company's directors, executive officers, and anyone holding more than 10% of the Company's Ordinary Shares to report their initial ownership of the Company's Ordinary Shares and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. The Company is required to disclose in this Proxy Statement the failure of any reporting person to file these reports when due. To the Company's knowledge, based solely on its review of copies of such reports received by the Company, the Company believes that during the year 2000, all reporting persons of the Company satisfied these filing requirements.


                                 OTHER MATTERS

     The Company knows of no other matters to be presented at the Annual General Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the Meeting, the persons named as proxies will have discretionary authority to vote the shares underlying the ADRs represented by the accompanying proxy in accordance with their own judgement.


                             ADDITIONAL INFORMATION

Shareholder Proposals for 2002 Annual General Meeting

     ADR holders are entitled to present proposals for action at a forthcoming meeting of shareholders if they comply with the requirements of the Securities and Exchange Commission's proxy rules. Any proposals intended to be presented at the Annual General Meeting of Shareholders of London Pacific Group Limited in 2002 must be received at the Company's registered office in Jersey, Channel Islands on or before December 3, 2001 in order to be considered for inclusion in the Company's proxy materials relating to such meeting.

Availability of Annual Report on Form 10-K

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to ADR holders upon receipt by the Company of a request addressed to:

        Ronald W. Green
        Secretary
        London Pacific Group Limited
        Minden House, 6 Minden Place
        St. Helier
        Jersey JE2 4WQ
        Channel Islands

     The enclosed form of proxy has been prepared at the direction of the Company, of which you are an ADR holder, and is sent to you at the request of the Board of Directors.


LONDON PACIFIC GROUP LIMITED
By Order of the Board of Directors,


Ronald W. Green
Secretary


St. Helier
Jersey, Channel Islands

April 2, 2001

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                          London Pacific Group Limited


Composition:

     The Audit Committee shall be composed of three or more directors, as determined by the Board of Directors, each of whom shall meet the independence and financial literacy requirements of the New York Stock Exchange, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Unless a chairperson is designated by the Board of Directors, the members of the Audit Committee may appoint their own chairperson by majority vote.

Responsibilities:

1. Recommend to the Board of Directors the selection of the independent auditor, evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend to the Board of Directors replacement of the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the shareholders of the Company.

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditor submits to the Audit Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the Audit Committee in response to such reports, recommend that the Board of Directors take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61, as it may be modified or supplemented.

4. Instruct management and the independent auditor that the Audit Committee expects to be informed if there are any subjects that require special attention or if they perceive any significant weaknesses in the Company's information and reporting systems.

5. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information and adequacy of internal financial controls.

6. Review the management letter delivered by the independent auditor in connection with the audit.

7. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the Chairman of the Audit Committee.

8. Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately.

9. Have such meetings with management and the independent auditor as the Audit Committee deems appropriate to discuss significant financial risk exposures facing the Company and management's plans for monitoring and controlling such exposures.

10. Review significant changes to the Company's accounting principles and practices proposed by the independent auditor or management.

11. Conduct or authorize such inquiries into matters within the Audit Committee's scope of responsibility as the Audit Committee deems appropriate. The Audit Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

12. Provide minutes of Audit Committee meetings to the Board of Directors, and report to the Board of Directors on any significant matters arising from the Audit Committee's work.

13. At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the Board of Directors.

14. Prepare the report required by the rules of the U.S. Securities and Exchange Commission to be included in the Company's annual proxy statement.

15. In the performance of its responsibilities, the Audit Committee is the representative of the shareholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.